                                                                      EXHIBIT 24



                                POWER OF ATTORNEY




         I hereby constitute and appoint Leo F. Mullin, Edward H. West and M. Michele Burns, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of an additional 250,000 shares of Common Stock, par value $1.50 per share, of Delta in connection with the Non-employee Directors' Stock Option Plan of Delta, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of October, 1999.






                              /s/ Edwin L. Artzt
                              ---------------------------------------
                              Edwin L. Artzt
                              Director
                              Delta Air Lines, Inc.

                                POWER OF ATTORNEY




         I hereby constitute and appoint Leo F. Mullin, Edward H. West and M. Michele Burns, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of an additional 250,000 shares of Common Stock, par value $1.50 per share, of Delta in connection with the Non-employee Directors' Stock Option Plan of Delta, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of October, 1999.






                                      /s/ James L. Broadhead
                                      ---------------------------------------
                                      James L. Broadhead
                                      Director
                                      Delta Air Lines, Inc.

                                POWER OF ATTORNEY




         I hereby constitute and appoint Leo F. Mullin, Edward H. West and M. Michele Burns, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of an additional 250,000 shares of Common Stock, par value $1.50 per share, of Delta in connection with the Non-employee Directors' Stock Option Plan of Delta, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of October, 1999.






                                    /s/ Edward H. Budd
                                    ----------------------------------------
                                    Edward H. Budd
                                    Director
                                    Delta Air Lines, Inc.

                                POWER OF ATTORNEY




         I hereby constitute and appoint Leo F. Mullin, Edward H. West and M. Michele Burns, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of an additional 250,000 shares of Common Stock, par value $1.50 per share, of Delta in connection with the Non-employee Directors' Stock Option Plan of Delta, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of October, 1999.





                                    /s/ R. Eugene Cartledge
                                    ------------------------------------------
                                    R. Eugene Cartledge
                                    Director
                                    Delta Air Lines, Inc.

                                POWER OF ATTORNEY




         I hereby constitute and appoint Leo F. Mullin, Edward H. West and M. Michele Burns, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of an additional 250,000 shares of Common Stock, par value $1.50 per share, of Delta in connection with the Non-employee Directors' Stock Option Plan of Delta, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of October, 1999.





                                    /s/ Mary Johnston Evans
                                    ---------------------------------------
                                    Mary Johnston Evans
                                    Director
                                    Delta Air Lines, Inc.

                                POWER OF ATTORNEY




         I hereby constitute and appoint Leo F. Mullin, Edward H. West and M. Michele Burns, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of an additional 250,000 shares of Common Stock, par value $1.50 per share, of Delta in connection with the Non-employee Directors' Stock Option Plan of Delta, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of October, 1999.





                                    /s/ David R. Goode
                                    ----------------------------------
                                    David R. Goode
                                    Director
                                    Delta Air Lines, Inc.

                                POWER OF ATTORNEY




         I hereby constitute and appoint Leo F. Mullin, Edward H. West and M. Michele Burns, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of an additional 250,000 shares of Common Stock, par value $1.50 per share, of Delta in connection with the Non-employee Directors' Stock Option Plan of Delta, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of October, 1999.





                                      /s/ Gerald Grinstein
                                      ---------------------------------------
                                      Gerald Grinstein
                                      Director
                                      Delta Air Lines, Inc.

                                POWER OF ATTORNEY



         I hereby constitute and appoint Leo F. Mullin, Edward H. West and M. Michele Burns, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of an additional 250,000 shares of Common Stock, par value $1.50 per share, of Delta in connection with the Non-employee Directors' Stock Option Plan of Delta, (2) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of October, 1999.





                                    /s/ Andrew J. Young
                                    ---------------------------------
                                    Andrew J. Young
                                    Director
                                    Delta Air Lines, Inc.